UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2009

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference in this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2009, AOL Inc. (the “Company”) amended its then existing Certificate of Incorporation to increase the authorized share capital of the Company in connection with a recapitalization dividend relating to the Company’s spin-off from Time Warner Inc.

On November 20, 2009, the Board of Directors (the “Board”) of the Company approved the Amended and Restated Certificate of Incorporation of the Company (the “New Certificate”). The Company’s stockholders, Time Warner Inc. and TW AOL Holdings LLC, also approved the New Certificate on November 20, 2009. The New Certificate became effective on December 9, 2009 pursuant to its filing with the Secretary of State of the State of Delaware.

On November 20, 2009, the Board approved the Amended and Restated By-laws of the Company (the “By-laws”). Pursuant to the terms of the Board’s approval, the By-laws became effective on December 9, 2009.

A description of the material provisions of the New Certificate and By-laws can be found in the section entitled “Description of Our Capital Stock” in the Information Statement attached as Exhibit 99.1 to the Registration Statement on Form 10, which was filed by the Company with the Securities and Exchange Commission on November 16, 2009, and is incorporated herein by reference.

The New Certificate and By-laws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of AOL Inc., dated December 9, 2009, filed with the Secretary of State of the State of Delaware on December 9, 2009

3.2	Amended and Restated By-laws of AOL Inc., as amended through December 9, 2009

4.1	Specimen Common Stock Certificate of AOL Inc.

99.1	The section entitled “Description of Our Capital Stock” appearing on pages 162 to 166 of the Information Statement, attached as Exhibit 99.1 to the Registration Statement on Form 10, filed by the Company with the Securities and Exchange Commission on November 16, 2009, is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/S/ ARTHUR MINSON
Name:	Arthur Minson
Title:	Executive Vice President and Chief Financial Officer

Date: December 11, 2009

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of AOL Inc., dated December 9, 2009, filed with the Secretary of State of the State of Delaware on December 9, 2009

3.2	Amended and Restated By-laws of AOL Inc., as amended through December 9, 2009

4.1	Specimen Common Stock Certificate of AOL Inc.

99.1	The section entitled “Description of Our Capital Stock” appearing on pages 162 to 166 of the Information Statement, attached as Exhibit 99.1 to the Registration Statement on Form 10, filed by the Company with the Securities and Exchange Commission on November 16, 2009, is incorporated herein by reference.

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